Exhibit 4.1

NUMBER	[LOGO]	SHARES

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

FCSTONE GROUP, INC.

This Certifies That	CUSIP 31308T 10 0

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF

COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF

FCStone Group, Inc.

(hereinafter called the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are subject to the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time, and the laws of the State of Delaware, as amended from time to time. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated	FCSTONE GROUP, INC.

CORPORATE SEAL
DELAWARE

/s/ David A. Bolte		/s/ Paul G. Anderson
SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED:

UMB n.a.

(Kansas City, MO)

TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

FCSTONE GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JT TEN	- as joint tenants with right of survivorship and not as		under Uniform Gifts to Minors Act
	tenants in common		(State)
		UNIF TRF MIN ACT	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated		X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.